Exhibit 99.1

Li-Cycle and Glencore Establish Commercial Framework for

Rochester Hub Products

Company secures 100% off-take agreement with Glencore for the mixed hydroxide precipitate (“MHP”) production from the Rochester Hub on market terms

Li-Cycle completes Rochester Hub technical review under the proposed MHP scope and expects annual production of up to approximately 8,250 tonnes of lithium carbonate and 72,000 tonnes of MHP at the project

Amended commercial agreements support progress toward the finalization of the definitive financing documentation required for the U.S. Department of Energy (“DOE”) loan

TORONTO, Canada (October 31, 2024) – Li-Cycle Holdings Corp. (NYSE: LICY) (“Li-Cycle” or the “Company”), a leading global lithium-ion battery resource recovery company, is pleased to announce that it has entered into an agreement with Glencore Ltd. (“Glencore”) covering the off-take of 100% of the MHP to be produced at its Rochester Hub.

By amending and restating certain of its existing commercial agreements with Glencore and Traxys North America LLC (“Traxys”), the Company has established the commercial framework for the proposed MHP scope for the Rochester Hub project. Glencore and Traxys’ existing off-take rights covering lithium carbonate production from the Rochester Hub are not affected by these amendments.

Under the amended and restated commercial agreements, Glencore has agreed to purchase all of the Company’s MHP production at the Rochester Hub on agreed commercial terms based on market prices for the nickel and cobalt contained within the MHP. The parties have also agreed to extend the scope of the existing off-take agreements to cover material produced for Li-Cycle under tolling agreements with third parties. Traxys will also receive certain payments related to the MHP production for the duration of their off-take agreement, which has been adjusted to take into account the proposed MHP scope for the Rochester Hub. The payment terms and working capital facilities under both the Traxys and Glencore commercial agreements have also been adjusted to align with the requirements of the proposed loan to Li-Cycle under the DOE’s Advanced Technology Vehicles Manufacturing program (“DOE Loan”).

The revised Glencore commercial agreements were completed in parallel with the ongoing effort to finalize the DOE Loan.

Rochester Hub Technical Review

The Company has completed its technical review of the MHP scope for the Rochester Hub. Earlier this year, Li-Cycle confirmed the technical viability of the MHP scope through an internal study, advanced the go-forward execution plan for the Rochester Hub, and refined cost estimates with the local market to evaluate the project’s total cost estimate.

Li-Cycle expects to produce up to approximately 8,250 tonnes of battery-grade lithium carbonate and up to approximately 72,000 tonnes of MHP annually at the Rochester Hub under the MHP scope. The project’s nameplate processing capacity remains at 35,000 tonnes of black mass annually.

The proposed MHP scope is part of the changes to the Rochester Hub’s development strategy to potentially reduce the construction scope. The MHP process that is expected to be deployed at the project was proven in Li-Cycle’s large-scale pilot program, which was completed in 2019-2020, and is included in Li-Cycle’s patented technology portfolio.

Ajay Kochhar, Li-Cycle’s President and CEO, commented: “The amendment to our commercial contracts with Glencore and Traxys and completion of the Rochester Hub project’s technical review are positive steps that support our progress towards finalizing definitive financing documentation for the proposed DOE Loan. Establishing a commercial framework for MHP alongside our existing lithium carbonate off-take agreements provides Li-Cycle with a strong market foundation for the Rochester Hub project.

We are also pleased to see continued support from Glencore, a key strategic partner and investor. We believe that Glencore’s support indicates its confidence in our technology and our overall Spoke & Hub business model. We also believe our Spoke & Hub Technologies™ will continue to support a sustainable closed-loop battery supply chain and provide value for our customers and stakeholders.”

Kunal Sinha, Global Head of Recycling for Glencore and a member of Li-Cycle’s Board of Directors, commented: “We are pleased to support Li-Cycle’s Rochester Hub plan through an amended commercial framework that will include both lithium carbonate and MHP. Glencore is committed to creating a closed-loop battery materials supply chain and our ongoing partnership with Li-Cycle is a key part of this strategy.”

Additional information regarding this announcement may be found in a Current Report Form 8-K filed with the U.S. Securities and Exchange Commission.

About Li-Cycle Holdings Corp.

Li-Cycle (NYSE: LICY) is a leading global lithium-ion battery resource recovery company. Established in 2016, and with major customers and partners around the world, Li-Cycle’s mission is to recover critical battery-grade materials to create a domestic closed-loop battery supply chain for a clean energy future. The Company leverages its innovative, sustainable and patent-protected Spoke & Hub Technologies™ to recycle all different types of lithium-ion batteries. At our Spokes, or pre-processing facilities, we recycle battery manufacturing scrap and end-of-life batteries to produce black mass, a powder-like substance which contains a number of valuable metals, including lithium, nickel and cobalt. At our future Hubs, or post-processing facilities, we plan to process black mass to produce critical battery-grade materials, including lithium carbonate, for the lithium-ion battery supply chain. For more information, visit https://li-cycle.com/.

Investor Relations & Media

Louie Diaz

Sheldon D’souza

Investor Relations: investors@li-cycle.com

Media: media@li-cycle.com

Forward-Looking Statements

Certain statements contained in this press release may be considered “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, as amended, Section 21 of the U.S. Securities Exchange Act of 1934, as amended, and applicable Canadian securities laws. Forward-looking statements may generally be identified by the use of words such as “believe”, “may”, “will”, “continue”, “expect”, “should”, “plan”, “potential”, “future”, or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. Forward-looking statements in this press release include but are not limited to statements about: the Company’s expectation that it will execute the proposed DOE Loan; the expected production volumes and processing capacity at the Rochester Hub for lithium carbonate and MHP; and the expectation that the Company’s Spoke & Hub Technologies™ will continue to support a sustainable closed-loop battery supply chain and provide value for the Company’s customers and stakeholders.

These statements are based on various assumptions, whether or not identified in this press release, including but not limited to assumptions regarding Li-Cycle’s ability to finalize the terms of, and execute, the proposed DOE Loan; the timing, scope and cost of Li-Cycle’s projects, including paused projects; the processing capacity and production of Li-Cycle’s facilities; Li-Cycle’s ability to source feedstock and manage supply chain risk; Li-Cycle’s ability to increase recycling capacity and efficiency; Li-Cycle’s ability to obtain financing on acceptable terms or at all; the success of Li-Cycle’s cash preservation plan; the outcome of the go-forward strategy of the Rochester Hub; Li-Cycle’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and other business partners. There can be no assurance that such estimates or assumptions will prove to be correct and, as a result, actual results or events may differ materially from expectations expressed in or implied by the forward-looking statements.

These forward-looking statements are provided for the purpose of assisting readers in understanding certain key elements of Li-Cycle’s current objectives, goals, targets, strategic priorities, expectations and plans, and in obtaining a better understanding of Li-Cycle’s business and anticipated operating environment. Readers are cautioned that such information may not be appropriate for other purposes and is not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Forward-looking statements involve inherent risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Li-Cycle and are not guarantees of future performance. Li-Cycle believes that these risks and uncertainties include, but are not limited to, the following: Li-Cycle’s inability to close the proposed DOE Loan and, if closed, to satisfy the drawdown conditions and access funding under the loan; Li-Cycle’s inability to develop the Rochester Hub as anticipated or at all, and other future projects including its Spoke network expansion projects in a timely manner or on budget or that those projects will not meet expectations with respect to their productivity or the specifications of their end products; risk and uncertainties related to Li-Cycle’s ability to continue as a going concern; Li-Cycle’s insurance may not cover all liabilities and damages; Li-Cycle’s reliance on a limited number of commercial partners to generate revenue; Li-Cycle’s failure to effectively remediate the material weaknesses in its internal control over financial reporting that it has identified or its failure to develop and maintain a proper and effective internal control over financial reporting; risks of litigation or regulatory proceedings that could materially and adversely impact Li-Cycle’s financial results; expectations related to the outcome of future litigation; general economic conditions; currency exchange and interest rates; compensation; and inflation. These and other risks and uncertainties related to Li-Cycle’s business are described in greater detail in the sections titled “Item 1A. Risk Factors” and “Item 7. Management’s Discussion and Analysis of

Financial Condition and Results of Operation—Key Factors Affecting Li-Cycle’s Performance” in its Annual Report on Form 10-K and the sections titled “Part II. Other Information—Item 1A. Risk Factors” and “Part I. Financial Information—Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operation—Key Factors Affecting Li-Cycle’s Performance” in its Quarterly Reports on Form 10-Q, in each case filed with the U.S. Securities and Exchange Commission and the Ontario Securities Commission in Canada. Because of these risks, uncertainties and assumptions, readers should not place undue reliance on these forward-looking statements. Actual results could differ materially from those contained in any forward-looking statement.

Li-Cycle assumes no obligation to update or revise any forward-looking statements, except as required by applicable laws. These forward-looking statements should not be relied upon as representing Li-Cycle’s assessments as of any date subsequent to the date of this press release.

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